UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2005

STRATOS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7444 West Wilson Avenue, Chicago, IL	60706
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 867-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Form of Restricted Stock Agreement for Directors
Form of Restricted Stock Agreement for Employees
Restricted Stock Agreement
Amended & Restated Restricted Stock Agreement
Amended & Restated Restricted Stock Agreement
2006 Annual Incentive Bonus Plan

Item 1.01. Entry into a Material Definitive Agreement.
     On September 14, 2005, the Board of Directors of Stratos International, Inc. adopted a form of restricted stock agreement for 2005 grants of restricted stock to independent directors pursuant to Stratos’ 2003 Stock Plan, as amended. Grants of restricted stock under the agreements generally vest in three equal annual installments, subject to earlier vesting in some circumstances. The form of restricted stock agreement for directors is attached as exhibit 99.1.
     On September 14, 2005, the Board of Directors of Stratos International, Inc. approved a grant of 24,000 shares of restricted stock to Kenne P. Bristol, a newly elected director of Stratos, pursuant to Stratos’ 2003 Stock Plan, as amended.
     On September 14, 2005, the Compensation Committee of the Board of Directors of Stratos International, Inc. adopted a form of restricted stock agreement for 2005 grants of restricted stock to employees pursuant to Stratos’ 2003 Stock Plan, as amended. Grants of restricted stock under the agreements generally vest in five years, subject to earlier vesting in some circumstances based on Stratos’ performance. The form of restricted stock agreement for employees is attached as exhibit 99.2.
     On September 14, 2005, the Compensation Committee of the Board of Directors of Stratos International, Inc. approved a restricted stock agreement for a grant of 50,000 shares of restricted stock to Newell V. Starks, effective as of March 9, 2005, pursuant to Stratos’ 2003 Stock Plan, as amended. Mr. Starks’ restricted stock agreement is attached as exhibit 99.3.
     On September 14, 2005, the Compensation Committee of the Board of Directors of Stratos International, Inc. approved an amended and restated restricted stock agreement with Phillip A. Harris relating to a grant of restricted stock to Mr. Harris on December 15, 2004 pursuant to Stratos’ 2003 Stock Plan, as amended. Mr. Harris’ amended and restated restricted stock agreement is attached as exhibit 99.4.
     On September 14, 2005, the Compensation Committee of the Board of Directors of Stratos International, Inc. approved an amended and restated restricted stock agreement with Newell V. Starks relating to a grant of restricted stock to Mr. Starks on March 9, 2004 pursuant to Stratos’ 2003 Stock Plan, as amended. Mr. Starks amended and restated restricted stock agreement is attached as exhibit 99.5.
     On September 14, 2005, the Compensation Committee of the Board of Directors of Stratos International, Inc. adopted a 2006 annual incentive bonus plan pursuant to which certain key employees of Stratos are entitled to receive bonuses from Stratos based upon Stratos’ financial results for the year ending April 30, 2006 and certain other criteria. Under the plan, no bonuses will be paid unless Stratos has positive net income for the fiscal year ending April 30, 2006, after accruing for any applicable bonus payments. Bonus payments generally depend on Stratos’ overall profitability, division profitability, and the achievement of objectives set by management. Maximum payouts under the bonus plan vary from 20% to 60% of base salary. This summary of the bonus plan is qualified in its entirety by reference to the bonus plan attached as exhibit 99.6.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Form of Restricted Stock Agreement for Directors.

99.2	Form of Restricted Stock Agreement for Employees.

99.3	Restricted Stock Agreement with Newell V. Starks effective as of March 9, 2005

Exhibit
Number	Description of Exhibit
99.4	Amended and Restated Restricted Stock Agreement with Phillip A. Harris dated as of September 14, 2005

99.5	Amended and Restated Restricted Stock Agreement with Newell V. Starks dated as of September 14, 2005

99.6	2006 Annual Incentive Bonus Plan
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS INTERNATIONAL, INC.

By:	/s/ Barry Hollingsworth

Name: Barry Hollingsworth
Title: Chief Financial Officer
Date: September 20, 2005

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Form of Restricted Stock Agreement for Directors.

99.2	Form of Restricted Stock Agreement for Employees.

99.3	Restricted Stock Agreement with Newell V. Starks effective as of March 9, 2005

99.4	Amended and Restated Restricted Stock Agreement with Phillip A. Harris dated as of September 14, 2005

99.5	Amended and Restated Restricted Stock Agreement with Newell V. Starks dated as of September 14, 2005

99.6	2006 Annual Incentive Bonus Plan